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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                October 30, 2001


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of October 1, 2001, providing for the issuance of Mortgage Pass-Through Certificates, Series 2001-13)

                     Structured Asset Securities Corporation
            ---------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                  333-63602             74-2440850
      ------------------            -----------            ----------
 (State or Other Jurisdiction       (Commission         (I.R.S. Employer
       Of Incorporation)           File Number)        Identification No.)

           101 Hudson Street
        Jersey City, New Jersey                        07302
        -----------------------                        -----
    (Address of Principal Executive                  (Zip Code)
               Offices)

       Registrant's telephone number, including area code: (201) 524-2437

                                    No Change
            ---------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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         Item 5. Other Events

         The Registrant registered issuances of Mortgage Pass-Through Certificates, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-63602) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $505,783,225 in aggregate principal amount of Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A8, Class 1-A9, Class 1-A10, Class 1-A11, Class 1-A12, Class 1-AP, Class 1-AX, Class 2-A, Class 2-AP, Class 2-AX, Class B1, Class B2, Class B3 and Class R Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-13 on October 30, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated July 27, 2001, as supplemented by the Prospectus Supplement dated October 25, 2001 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of October 1, 2001, among Structured Asset Securities Corporation, as depositor, Wells Fargo Bank Minnesota, National Association, as trustee, and Aurora Loan Services Inc. as master servicer. The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A8, Class 1-A9, Class 1-A10, Class 1-A11, Class 1-A12, Class 1-AP, Class 1-AX, Class 2-A, 2-AP, 2-AX, Class B1, Class B2, Class B3, Class B4 Class B5, Class B6 and Class R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of two pools of certain conventional, first lien, fixed rate, fully amortizing and balloon, residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $510,379,324.49 as of October 1, 2001, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

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         Item 7. Financial Statements; Pro Forma Financial Information and
                 Exhibits

    (a)  Not applicable.

    (b)  Not applicable.

    (c)  Exhibits:

         1.1 Terms Agreement, dated October 25, 2001, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

         4.1 Trust Agreement, dated as of October 1, 2001, among Structured Asset Securities Corporation, as Depositor, Wells Fargo Bank Minnesota, National Association, as Trustee and Aurora Loan Services Inc., as Master Servicer.

         99.1 Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

         99.2 Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2001, between Lehman Brothers Bank, FSB, as Seller, and Structured Asset Securities Corporation, as Purchaser.

         99.3 Servicing Agreement, dated as of October 1, 2001, among Aurora Loan Services Inc., as Master Servicer and Servicer, Lehman Capital, A Division of Lehman Brothers Holdings Inc., as a Seller and Lehman Brothers Bank, FSB, as a Seller.

         99.4 Certificate of Guaranty Insurance Policy Number 51186-N for $40,000,000 Class 1-A4 Certificates.

         99.5 Insurance Agreement dated as of October 1, 2001 among Financial Security Assurance Inc., as insurer, Lehman Capital, A Division of Lehman Brothers Holdings Inc., as a Seller, Lehman Brothers Bank, FSB, as a Seller, Structured Asset Securities Corporation, as Depositor, and Wells Fargo Bank Minnesota, National Association, as Trustee.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STRUCTURED ASSET SECURITIES
                                          CORPORATION



                                       By: /s/ Ellen Kiernan
                                           ------------------------
                                           Name:  Ellen Kiernan
                                           Title: Vice President

Dated:  November 1, 2001

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                                  EXHIBIT INDEX

Exhibit No.                        Description                          Page No.
-----------                        -----------                          --------


   1.1        Terms Agreement, dated October 25, 2001, between
              Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

   4.2 Trust Agreement, dated as of October 1, 2001, among Structured Asset Securities Corporation, as Depositor, Wells Fargo Bank Minnesota, National Association, as Trustee and Aurora Loan Services Inc., as Master Servicer.

   99.1 Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

   99.2 Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2001, between Lehman Brothers Bank, FSB, as Seller, and Structured Asset Securities Corporation, as Purchaser.

   99.3 Servicing Agreement, dated as of October 1, 2001, among Aurora Loan Services Inc., as Master Servicer, Lehman Capital, A Division of Lehman Brothers Holdings Inc., as a Seller and Lehman Brothers Bank, FSB, as a Seller.

   99.4 Certificate of Guaranty Insurance Policy Number 51186-N for $40,000,000 Class 1-A4 Certificates.

   99.5 Insurance Agreement dated as of October 1, 2001 among Financial Security Assurance Inc., as insurer, Lehman Capital, A Division of Lehman Brothers Holdings Inc., as a Seller, Lehman Brothers Bank, FSB, as a Seller, Structured Asset Securities Corporation, as Depositor, and Wells Fargo Bank Minnesota, National Association, as Trustee.

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